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MIDWEST AIR GROUP, INC.
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MIDWEST AIR GROUP

May 30, 2007

MIDWEST

Notice Regarding Forward-Looking Statements

This presentation contains forward-looking statements about the results expected under the company's strategic plan and that otherwise may state the company's or management's intentions, hopes, beliefs, expectations or predictions for the future. Words such as "projecting," "expect," "anticipate," "believe," "estimate," "goal," "plan," "objective" or similar words are intended to identify forward-looking statements. It is important to note that the company's actual results could differ materially from the projected results contained in these forward-looking statements. Factors that may cause such a difference to occur include, but are not limited to, fees and expenses incurred in connection with AirTran's unsolicited exchange offer, customer acceptance of the company's strategic plan, the company's ability to successfully implement the strategic plan, and the risk factors described in "Item 1A. Risk Factors" in the company's *Annual Report on Form 10-K* for the year ended December 31, 2006.

Introduction of Today's Speakers

- Timothy E. Hoeksema, Chief Executive Officer
- Curtis E. Sawyer, Chief Financial Officer
- Dennis J. O'Reilly, Treasurer and Director of Investor Relations
- David H. Treitel, Midwest Air Group Board of Directors

Agenda For Today's Discussion

- **Our Track Record of Success**
- Midwest's Strategy to Maximize Shareholder Value
- AirTran's Offer
- Conclusion

Experienced Management Team

Name	Age	Title	Years of Experience	
			Industry	Company
Timothy E. Hoeksema	59	Chairman, President and CEO	37	23
Curtis E. Sawyer	55	Senior Vice President and CFO	11	2
Scott R. Dickson	54	Senior Vice President and Chief Marketing Officer	18	2
David C. Reeve	61	Senior Vice President-Operations	42	8
Carol N. Skornicka	65	Senior Vice President-Corporate Affairs, Secretary and General Counsel	10	10
Christopher I. Stone	56	Senior Vice President-Human Resources	6	6
Dennis J. O'Reilly	50	Treasurer and Director of Investor Relations	16	16

MIDWEST

A Rich Legacy of Service

- Origins date to 1948, when Kimberly-Clark Corporation began providing air transportation for its executives
- Midwest Express Airlines (now Midwest Airlines) began offering scheduled service in June 1984
- Initial public offering in 1995. Midwest Air Group traded on AMEX under symbol MEH
- Three products geared to different types of travelers:
  - Midwest Airlines Signature Service
  - Midwest Airlines Saver Service
  - Midwest Connect

Midwest Airlines Service Offering

MIDWEST

Signature Service

- Competitive fares and nonstop service to destinations across the United States
- Two-by-two leather seating with extra legroom
- Complimentary soft drinks and baked-onboard chocolate chip cookies; optional buy-onboard meal service
- DigEplayer onboard entertainment units for rent on longer flights

Saver Service

- Low fares and nonstop service to mainly leisure markets
- Two-by-three seating with extra legroom
- Complimentary soft drinks and baked-onboard chocolate chip cookies; optional buy-onboard meal service
- DigEplayer onboard entertainment units for rent

Signature Service Fleet

- Boeing 717 (88 seats)

Saver Service Fleet

- MD-80 (143-147 seats)

MIDWEST



Pacific Time
Mountain Time
Central Time
Eastern Time
CANADA
MEXICO
Seattle/ Tacoma
San Francisco
Las Vegas
Los Angeles
San Diego
Phoenix
Denver
Colorado Springs
Omaha
Des Moines
KANSAS CITY
MILWAUKEE
Madison
Minneapolis/ St. Paul
Duluth/ Superior
Ironwood
Marquette
Iron Mountain
Escanaba
Rhinelander
Wausau/ Stevens Point
Green Bay
Manistee
Appleton
Muskegon
Grand Rapids
Flint
Toronto
Boston
Hartford
New York La Guardia
Newark
Philadelphia
Cleveland
Pittsburgh
Baltimore
Columbus
Dayton
Indianapolis
Washington National
St. Louis
Louisville
Raleigh/Durham
Nashville
Atlanta
Dallas/Ft. Worth
San Antonio
Orlando
Tampa
Ft. Myers
Ft. Lauderdale
Midwest Destinations
Midwest Airlines Signature Service
Midwest Airlines Saver Service
Midwest Connect

Remarkably Loyal Customer Base

- Remarkably loyal customers, especially in Milwaukee and Kansas City
- Survey frequent flyers quarterly and monthly
- Consistently strong customer satisfaction scores
- Named best domestic airline 48 times by industry publications and frequent travelers
  - *Condé Nast Traveler*
  - *Travel+Leisure*
  - *Zagat Airline Survey*

Strong Brand Recognition

- It's not just the cookies – freshly baked cookies are characteristic of Midwest's friendly, customer-focused service
- Recognized as "The best care in the air" by the industry and consumers
- Spacious seating arrangements with generous customer legroom and personal space

Midwest Shareholders Are Seeing Benefits From Implementation of Strategic Plan



Indexed Price
450%
400%
350%
300%
250%
200%
150%
100%
50%
Public announcement of Air Tran's December 13th Offer
270.7%
10.6%
5.6%
(3.8%)
May-2006
Jul-2006
Sep-2006
Oct-2006
Dec-2006
Feb-2007
Mar-2007
May-2007
Airtran
Midwest
Network Carriers (1)
Low Cost Carriers (2)

Last twelve months stock performance per Bloomberg as of May 23, 2007
(1) Includes AMR Corp, UAL Corp, Alaska Airlines, Continental and U.S. Airways.
(2) Includes JetBlue, Southwest, WestJet and Frontier.

Positive Market Share Trends


Milwaukee – #1 Market Share
60%
50%
40%
30%
20%
10%
0%
2001
2002
2003
2004
2005
2006


Kansas City – #2 Market Share
12%
10%
8%
6%
4%
2%
0%
2001
2002
2003
2004
2005
2006

Data for Midwest Air Group

Improved Operating Performance

RPM/ASM Growth – Percent of 2000 Levels


ASMs
RPMs
200%
190%
180%
170%
160%
150%
140%
130%
120%
110%
100%
90%
2000
2001
2002
2003
2004
2005
2006

RASM/CASM


Total CASM
CASM Ex-Fuel*
RASM
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
2000
2001
2002
2003
2004
2005
2006

Data for Midwest Air Group. Scheduled service only
* CASM ex-fuel is a non-GAAP financial measure. Reconciliation to GAAP included in SEC filings.

Data for Midwest Airlines

Midwest Strategic Plan
Driving Strong Performance


Revenue
$523.0
$664.5
2005
2006
EBITDAR*
$17.9
$80.0
2005
2006
EPS**
($3.71)
$0.29
2005
2006

*EBITDAR (earnings before interest, taxes, depreciation, amortization and rent) is considered to be a non-GAAP financial measure.
Midwest believes that this non-GAAP measure, when presented in conjunction with comparable GAAP measures, is useful because that information is an appropriate measure for evaluating Midwest's operating performance as these costs are not directly attributable to the underlying performance of its business operations. Internally, Midwest uses this non-GAAP information as an indicator of business performance and management's effectiveness. This measure should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
**Includes $0.89 of EPS charge from impairment in third quarter 2005 for Midwest.

Midwest's Superior Operating Performance

Midwest RASM


11.2 cents
11.7 cents
Q12006
Q12007

AirTran RASM*


9.6 cents
9.7 cents
Q12006
Q12007

Midwest Load Factor


71.5%
73.7%
Q12006
Q12007

AirTran Load Factor


70.8%
70.1%
Q12006
Q12007

Source: Company earnings releases

MIDWEST

Agenda For Today's Discussion

- Our Track Record of Success
- **Midwest's Strategy to Maximize Shareholder Value**
- AirTran's Offer
- Conclusion

Midwest's Strategic Plan

- Midwest's comprehensive strategic plan provides significant long-term value creation opportunities for shareholders
  - Numerous initiatives announced in 2007, some of which are already being implemented
  - Yesterday, we announced the next major step in our strategic plan: the introduction of dual-seating option on all Midwest Airlines aircraft

Midwest's Strategic Plan

- Initiatives already being implemented
  - 50-seat regional jet program
    - Operated as Midwest Connect by SkyWest Airlines
    - 5 aircraft now in service; 15 by October
    - Projected $8-10 million per aircraft increase in annual revenue
  - Expanded Air Midwest codeshare
    - Projected $2-4 million increase in annual revenue
  - Numerous service and schedule enhancements, including new destinations and routes, increased frequency and "right-sizing" markets

Midwest's Strategic Plan

- Initiatives announced but not yet implemented
  - Addition of two MD-80 aircraft to Midwest Airlines fleet
    - Provides for new and increased long-range service beginning in Q2 2007
    - Projected $40-50 million increase in annual revenue
  - New codeshare partnership with Northwest Airlines
    - Adds 250 city pairs and 1,000 new flight options
    - Expected to launch in Q3 2007
    - Projected $10-20 million increase in annual revenue
  - Additional service and schedule enhancements

MIDWEST

Newest Value-Creation Strategic Initiative

- Introducing choice of Signature and Saver seating on all Midwest Airlines flights
  - MD-80 aircraft: Expected availability in Fall 2007
  - Boeing 717 aircraft: Expected availability in mid-2008
- Builds on Midwest's legacy of differentiation to better serve customers
  - Provides opportunity to choose seating based on preference and cost; same award-winning service
- Helps enhance shareholder value by increasing revenue while reducing unit costs

Key Features of New Seating Options

- MD-80 aircraft
  (longer-distance, leisure-oriented flights)
  - 12 wide Signature seats, arranged in three 2-by-2 rows, offering exceptional legroom
  - 132 Saver seats offering generous legroom, among roomiest coach seats in industry
  - All seats covered in Midwest's trademark brown leather
  - Signature seats available for incremental fee
  - Same onboard amenities and service offered to all passengers

Reconfigured MD-80

Current Configuration

147 Saver Seats



Reconfiguration

12 Signature Seats
132 Saver Seats



MIDWEST

Key Features of New Seating Options

- Boeing 717
  - 40 wide Signature seats, arranged in 10 2-by-2 rows;
  - 36" pitch – 2-3" more legroom than current
  - 59 Saver seats offering generous legroom, among roomiest coach seats in industry
  - All seats covered in Midwest's trademark brown leather
  - More lower-fare seats to business markets with leisure demand
  - Signature seats available to passengers traveling on select unrestricted fares; other passengers can take advantage of Signature seating for modest incremental fee
  - Same onboard amenities and service offered to all passengers

Reconfigured 717

Current Configuration

88 Signature Seats



Reconfiguration

40 Signature Seats
59 Saver Seats



Projected Revenue Increase Would Enhance Long-Term Shareholder Value

- Current Saver markets
  - Sales of higher-value Signature seats
- Current Signature markets
  - Capture market share lost due to lack of capacity in high load factor and slot-constrained markets
  - Added capacity to accommodate passengers connecting from Midwest Airlines, Midwest Connect and new Northwest codeshare flights, as well as demand stimulated by added low-fare seating
- Projected $30-35 million increase in annualized revenue

Projected Reduction in Unit Costs Would Enhance Long-Term Shareholder Value

- Addition of 11 seats on 25 Boeing 717 aircraft increases capacity by 12.5%
  - Extremely cost-effective way to add capacity
  - Modest upfront capital investment and limited incremental operating costs
- Had new seating configuration on Boeing 717s been in effect in 2006, Midwest Airlines' cost per available seat mile excluding fuel of 7.22¢ would have been 6.77¢, a 6.3% improvement*

* See appendix.

Unique Competitive Advantage

- Offers seating options with same trademark Midwest service
  - Enhances experience for business travelers; adds low-fare seats for leisure travelers
- Differentiated from current offerings in the marketplace
  - No domestic airline currently offers as much (40% of aircraft) enhanced seating on any flight, allowing for modest price differential

Midwest's Strategic Plan

- Initiatives still in planning
  - MD-80 fleet replacement and growth aircraft announcement
    - A320s or Boeing 737s
    - Decision expected by year-end
  - Service and schedule enhancements

Agenda For Today's Discussion

- Our Track Record of Success
- Midwest's Strategy to Maximize Shareholder Value
- **AirTran's Offer**
- Conclusion

Summary of Key Events

June 30, 2005	AirTran sends letter to Midwest proposing to acquire Midwest for $4.50/share
July 20, 2005	Midwest rejects $4.50/share offer
October 20, 2006	AirTran sends letter to Midwest Board proposing to acquire Midwest for $11.25/share (non-specific on split between cash and stock)
December 7, 2006	Midwest Board rejects offer
December 13, 2006	AirTran makes public its proposal to acquire Midwest for $11.25 per share (non-specific on split between cash and stock)
January 11, 2007	AirTran makes public exchange offer for all shares of Midwest at a nominal price of $13.25/share (50% cash / 50% stock)
January 24, 2007	Midwest Board unanimously recommends against AirTran's offer
February 1, 2007	AirTran announces proposed state of nominees for Midwest Board of Directors
April 2, 2007	AirTran raises public exchange offer to nominal price of $15.00 per share (60% cash / 40% stock)
April 13, 2007	Midwest Board unanimously recommends against AirTran's offer

MIDWEST

AirTran's Offer is Inadequate and Opportunistic

- AirTran's offer undervalues Midwest
  - Midwest's shareholders are poised to benefit from company's investment and execution of its strategic plan
- Midwest has benefited from significant business and financial momentum
  - Midwest stock up 270% since January 2006
  - Traffic growth of 21.5% in 2006
  - Unit revenue growth of 12.5% in 2006
- Market conditions in the industry will increasingly favor high quality carriers like Midwest

Agenda For Today's Discussion

- Our Track Record of Success
- Midwest's Strategy to Maximize Shareholder Value
- AirTran's Offer
- **Conclusion**

Midwest Board Committed to Maximizing Shareholder Value

- Board of Directors fully understands its fiduciary duties and is committed to acting in the best interests of all shareholders
- Board of Directors is independent
  - Eight of nine directors are independent
- Board of Directors hired Goldman, Sachs & Co. as an advisor in its continuing effort to maximize shareholder value

Standalone Strategy Will Maximize Value

- Defined strategy to create significant shareholder value as a standalone company
- Plans to leverage recent achievements and unlock value not reflected in current share price
- Experienced management team continues to deliver improved operating performance
- Unrivaled quality service offering
- Midwest enjoys strong support from non-shareholder stakeholders, including local communities and remarkably loyal customer base

Important Additional Information

Midwest has filed a definitive proxy statement on Schedule 14A (the "2007 Proxy Statement") with the Securities and Exchange Commission ("SEC") in connection with its Board of Directors' solicitation of proxies to vote in favor of the slate of directors nominated by the Board of Directors and to vote on any other matters that properly come before the 2007 Annual Meeting of Shareholders, or any adjournment or postponement thereof. On May 16, 2007, Midwest began the process of mailing the 2007 Proxy Statement and a WHITE proxy card to each Midwest shareholder entitled to vote at the Annual Meeting. Midwest has engaged MacKenzie Partners, Inc. ("MacKenzie") to assist it in soliciting proxies from its shareholders. Midwest has agreed to pay customary compensation to MacKenzie for such services and to indemnify MacKenzie and certain related persons against certain liabilities relating to or arising out of the engagement. Directors, officers and employees of Midwest may solicit proxies, although no additional compensation will be paid to directors, officers or employees for such services.

Midwest has filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 (the "Schedule 14D-9") and amendments thereto regarding AirTran's exchange offer that contain information regarding members of the Board of Directors' and members of management's potential interests in the exchange offer. Information regarding securities ownership by the Board of Directors and certain members of management as of March 26, 2007 is contained in the 2007 Proxy Statement. Midwest shareholders should read the Schedule 14D-9 and the 2007 Proxy Statement (including any amendments or supplements to such documents) because these documents contain (or will contain) important information. The 2007 Proxy Statement, the Schedule 14D-9 and other public filings made by Midwest with the SEC are available without charge from the SEC's Web site at *sec.gov* and from Midwest at *midwestairlines.com*.

MIDWEST AIR GROUP

Appendix

MIDWEST

Pro Forma CASM Excluding Fuel

Pursuant to Item 10 of Regulation S-K, the Company is providing disclosure of the reconciliation of reported non-GAAP financial measures to the Company's most directly comparable financial measures reported on a GAAP basis. The non-GAAP financial measures provide the Company the ability to measure and monitor its performance both with and without the cost of aircraft fuel. Because the cost and availability of aircraft fuel are subject to many economic and political factors beyond the Company's control, it is the Company's view that the measurement and monitoring of performance without the volatility of fuel is important. The following table reconciles operating expenses excluding fuel and operating expenses per ASM excluding fuel, along with the Pro Forma adjustments to reconcile the anticipated seating reconfiguration of the Company's Boeing 717 fleet from 88 to 99 seats.

	2006	Pro Forma	
	As Reported	Add for 99 Seats	As Adjusted
Midwest Airlines Operations			
Total GAAP operating expenses ($000)	$ 568,259	$ 3 ,770	$ 572,029
ASMs (000)	5,040,712	393,550	5,434,262
CASM	$ 0.1127		$ 0.1053
Total GAAP operating expenses ($000)	$ 568,259	$ 3,770	$ 572,029
Less: aircraft fuel ($000)	$ 204,399		$ 204,399
Operating expenses excluding fuel ($000)	$ 363,860		$ 367,629
ASMs (000)	5,040,712	393,550	5,434,262
CASM excluding fuel	$ 0.0722		$ 0.0677

MIDWEST AIR GROUP